Exhibit 99.1

Alberton Acquisition Corporation Regains Compliance with Certain Nasdaq Listing Requirement

New York, February 22, 2021 --Alberton Acquisition Corporation (NASDAQ: ALAC, the “Company”) today announced that on February 18, 2021, the Company received a letter from the Listing Qualifications Department of The NASDAQ Stock Market ("Nasdaq"), advising the Company that the Company had regained compliance with Nasdaq Listing Rule 5550(a)(3) which requires, among other requirements, that companies listed on the Nasdaq Capital Market have at least 300 public holders for continued listing (the "Minimum Public Holders Rule").

As previously reported, the Company had been notified by the Listing Qualifications Department of Nasdaq that it did not comply with the Minimum Public Holders Rule. Based on the Company's submissions to Nasdaq of shareholder records dated January 20, 2021, the Company had more than 300 public holders.

Also as previously reported, the Company has also been notified by Nasdaq that the Company no longer complies with Nasdaq Listing Rule 5620(a) due to the Company’s failure to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended December 31, 2019. The Company has submitted to Nasdaq a plan for compliance with the stockholder meeting rule.

About the Company

The Company is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. ALAC’s efforts to identify a target business have not been limited to a particular industry or geographic region.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks”, “may”, “might”, “plan”, “possible”, “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect the Company’s management's current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements, including, but not limited to, the disclosure in “Risk Factors” and “Management’s Discussion and Analysis of Financing Condition and Results of Operations” in the Company’s Form 10-K annual report, its quarterly reports on Form 10-Q and its registration statement on Form S-4 relating to its proposed business combination with SolarMax Technology, Inc. (“SolarMax”), any of which could cause actual results to differ materially from those anticipated in the forward- looking statements. The proposed business combination, which is described in the S-4 Registration Statement, is subject to closing conditions, including Nasdaq approval and other closing conditions. The Company can give no assurance that the business combination with SolarMax can or will be completed. The business of SolarMax is subject to significant risks which are described in the S-4 Registration Statement, and the Company cannot give any assurance that, if the business combination is completed, the Company’s business following the completion of the business combination can or will ever operate profitably. Further, there is no assurance that Nasdaq will accept the Company’s plan to address its failure to hold a stockholders’ meeting. If Nasdaq does not approve the Company’s plan to address its failure to meet the Nasdaq stockholder meeting requirement or otherwise determines that, upon completion of the business combination, the Company does not meet Nasdaq’s initial listing requirements, the business combination will not be completed and, if the Company does not complete a business combination by April 26, 2021, the Company will have to dissolved. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts

Gateway Group, Inc.

ALAC@gatewayir.com